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                                 AMENDMENT NO. 1

          AMENDMENT NO. 1 ("Amendment"), dated as of October 30, 1995, to that certain Credit Agreement, dated as of June 30, 1995, among TIME WARNER ENTERTAINMENT COMPANY, L.P., TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP and TWI CABLE INC., as Borrowers, CHEMICAL BANK, as Administrative Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE BANK OF NEW YORK and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation and Syndication Agents, and the lenders party thereto (the "Credit Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to those terms in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Borrowers and the Lenders wish to amend the Credit Agreement as set forth herein;

          NOW, THEREFORE, it is agreed:

          SECTION 1. Amendments. The Credit Agreement shall be amended as follows:

          1.01. Section 1.01 of the Credit Agreement shall be amended as follows:

          (a) The definition of "Cash Balance" shall be amended by inserting the following language after the word "Borrower" in clause (i) thereof: "(and, in the case of TWI Cable, CVI)".

          (b) The definition of "Consolidated Net Income" shall be amended by adding, after the words "the provisions of Section 6.06(a)" in clause (iii) thereof, ", and, in the case of CVI during the Applicable Period, any agreement or instrument governing the CVI Assumed Indebtedness".

          (c) The definition of "Credit Documents" shall be amended by replacing the first "and" with "," and adding "and the CVI Guarantees" after the word "Guarantees".






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            (d) The definition of "CVI" shall be amended by deleting the words
"and its Subsidiaries" and adding in its place "(including any successor thereto by merger)".

            (e) The definition of "CVI Acquisition" shall be amended by adding the words "and its Subsidiaries" after the words "acquisition of CVI".

            (f) The definition of "Gerry Acquisition" shall be amended by adding ", CVI" immediately following the word "TWEAN".

            (g) The definition of "Restricted Payment" shall be amended by replacing the word "and" immediately before clause (d) thereof with "," and adding the following before the period thereof:

            ", (e) during the Applicable Period, loans by TWI Cable to CVI (the 'CVI Loans', the proceeds of which are to be used by CVI solely (x) to repay indebtedness assumed in connection with the CVI Acquisition and the Gerry Acquisition and to pay related fees and expenses and
            (y) for general corporate purposes (as defined in Section 4.05(e)); and (f) any payments of principal and/or interest by CVI to TWI Cable with respect to the CVI Loans".

            (h) The definition of "TWI Cable" shall be amended by deleting it in its entirety and replacing it with the following:

                  "TWI Cable" shall mean (i) before the Stock Contribution, the
            Person defined as such in the first paragraph hereof and (ii) from and after the Stock Contribution, the Person currently known as CVI, which shall assume, simultaneously with such contribution, on terms reasonably satisfactory to the Administrative Agent, all of the rights, obligations and liabilities of the Person described in clause (i) under the Credit Documents.

            (i)  The following definitions shall be added:

                  "Applicable Period" shall have the meaning
            provided in Section 9.15(d).







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                  "CVI Guarantee" shall mean a guarantee, pursuant to Section
            3.02(e), by CVI and certain of its Subsidiaries of all of TWI Cable's obligations under the Credit Documents, which guarantee is substantially in the form attached hereto as Exhibit
            G-6.

                  "CVI Loans" shall have the meaning provided in
            the definition of "Restricted Payments".

                  "Stock Contribution" shall mean the contribution by TWI of all of the outstanding Capital Stock of TWI Cable to CVI, which shall assume, simultaneously with such contribution, all of TWI Cable's rights, obligations and liabilities under the Credit Documents.

          1.02. Section 3.02(a)(i) of the Credit Agreement shall be amended by adding, after the words "each Acquiring Borrower" in clause (2) thereof, "(or in the case of the CVI Acquisition, CVI)."

          1.03. Section 3.02(e) of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

                  "(e) Guarantees. CVI and each Person that will become a
            Subsidiary of CVI upon consummation of the CVI Acquisition and the Gerry Acquisition shall have executed and delivered a CVI Guarantee; provided, however, that no such Person (other than CVI) having, directly or indirectly, less than 20,000 subscribers shall be required to deliver a CVI Guarantee if Subsidiaries of CVI that deliver a CVI Subsidiary Guarantee collectively shall own more than 85% of all of the subscribers of CVI. Each CVI Guarantee shall be in full force and effect."

          1.04. Section 3.02 of the Credit Agreement shall be amended by adding the following at the end thereof:

                  "(g) CVI Acquisition. In the case of the CVI Acquisition, (i)
            after giving effect thereto, CVI shall be a wholly owned direct or indirect Subsidiary of TWI and (ii) the Administrative Agent shall have received reasonably satisfactory evidence of compliance with the indentures relating to CVI's 9 1/4% Senior Debentures due 2008 and 10 3/4% Senior Notes due 2002."






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                                      -4-


          1.05. Section 4.05(c) of the Credit Agreement shall be amended by (a) replacing the word "and" at the end of clause (ii) thereof with "," and (b) adding at the end of clause (iii) thereof the following language: "and (iv) to make loans to CVI, the proceeds of which loans shall be used by CVI for the purposes described in clauses (i)-(iii) of this Section 4.05(c)".

            1.06. Section 4.21(a) of the Credit Agreement shall be amended by deleting, from the second sentence thereof, "On and after the closing of the CVI Acquisition," and adding the following in its place:

            "During the Applicable Period, the Subsidiaries of CVI that have not delivered a CVI Guarantee have less than 15% of the subscribers of CVI in the aggregate; after the Applicable Period,".

            1.07. Section 5.12 of the Credit Agreement shall be amended by (a) replacing the word "or" at the end of clause (ii) of the proviso of the first sentence thereof with ","; (b) adding at the end of clause (iii) of the proviso of the first sentence thereof the following language: "or (iv) CVI and, prior to the consummation of the Stock Contribution, any Subsidiary of CVI"; and (c) adding the following before the last sentence thereof:

            "Simultaneously with or promptly after the consummation of the Stock Contribution, each Subsidiary of CVI shall execute and deliver to the Lenders a Subsidiary Guarantee to the extent necessary to make the representation and warranty in Section 4.21(a) true and correct; upon such execution and delivery, each CVI Guarantee shall be automatically released."

            1.08. Section 6.04(a)(v) of the Credit Agreement shall be amended by deleting "and (2)" and adding in its place "(2) the CVI Loans and (3)".

            1.09. Section 6.07 of the Credit Agreement shall be amended by replacing the word "and" at the end of clause (v) thereof with "," and adding, at the end of clause (vi) thereof, "and (vii) the CVI Loans and the CVI Guarantees".

            1.10. Section 7.03 of the Credit Agreement shall be amended by adding, after the words "contained in this







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                                      -5-

Agreement" in clause (b) thereof, "or in Section 1(b) or (c) of any CVI Guarantee".

            1.11. Section 7.08 of the Credit Agreement shall be amended by adding the following at the end thereof: "at any time during the Applicable Period, CVI shall cease to be a direct or indirect Wholly Owned Subsidiary of TWI; or".

            1.12. Section 7.12 of the Credit Agreement shall be amended by adding "(i)" before the first sentence thereof and adding the following after the semicolon thereof:

                  " or (ii) At any time during the Applicable Period, any CVI
            Guarantee shall cease to be in full force and effect, or CVI or any of its Subsidiaries shall disavow its obligations under its CVI Guarantee; or".

          1.13. Article VII of the Credit Agreement shall be amended by adding the following after the end of Section 7.12:

                  "SECTION 7.13. Stock Contribution. The Stock Contribution
            shall not have been effected within five (5) Business Days (or such later date as shall be reasonably consented to by the Administrative Agent but in any event not later than 30 days) after TWI shall become aware that all legal impediments to the Stock Contribution have been removed or lifted;".

          1.14. Section 9.15 of the Credit Agreement shall be amended by adding the following at the end thereof:

                  "(d) From and after the closing of the CVI Acquisition and until the Stock Contribution and the assumption by CVI of all of TWI Cable's rights, obligations and liabilities under the Credit Documents as contemplated by the definition of "TWI Cable" (the "Applicable Period"), CVI and its Subsidiaries shall be treated as Restricted Subsidiaries of TWI Cable for all purposes under this Agreement unless the context specifically requires otherwise."

          1.15. Annex I hereto shall be attached to the Credit Agreement as Exhibit G-6.

            SECTION 2. Representations and Warranties and Agreements. In order to induce the Lenders to enter into this







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                                      -6-

Amendment, each of the Borrowers makes the following representations, warranties and agreements to each of the Lenders:

          2.01. No Default. No Default or Event of Default has occurred and is continuing.

          2.02. Representations and Warranties. All of the representations and warranties in the Credit Documents, after giving effect to this Amendment, are true, correct and accurate in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

          2.03. Agreement. Each of the Borrowers agrees to use its reasonable best efforts to have all legal impediments to the Stock Contribution removed or lifted as soon as practicable.

          SECTION 3. Conditions. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

          3.01. Execution. The Administrative Agent shall have received duly executed counterparts hereof from (i) each of the Borrowers and (ii) the Lenders constituting the Required Lenders.

          3.02. Representations and Warranties. All of the representations and warranties of the Borrowers in Sections 2.01 and 2.02 hereof shall be true and correct.

          3.03. Officers' Certificate. The Administrative Agent shall have received an Officers' Certificate to the effect that all of the conditions in this Section 3 are satisfied.

            SECTION 4.  Miscellaneous.

            4.01. Amendment Limited. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement shall remain in full force and effect except as expressly contemplated herein and shall not otherwise be deemed waived, modified or amended hereby.

          4.02. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties






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                                      -7-



hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of such counterparts together shall constitute one and the same agreement.

          4.03. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its principles of conflicts of law.

          4.04. Headings. Headings have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.







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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    TIME WARNER ENTERTAINMENT
                                    COMPANY, L.P.



                                    By: /s/ Richard J. Bressler
                                        ________________________________________
                                        Name:
                                        Title: Senior Vice President & Chief
                                               Financial Officer


                                    TIME WARNER ENTERTAINMENT-
                                    ADVANCE/NEWHOUSE PARTNERSHIP

                                    By:   TIME WARNER ENTERTAINMENT
                                          COMPANY, L.P.,
                                          Managing Partner



                                    By: /s/ Richard J. Bressler
                                        ________________________________________
                                        Name:
                                        Title: Senior Vice President & Chief
                                               Financial Officer


                                    TWI CABLE INC.



                                    By: /s/ Richard J. Bressler
                                        ________________________________________
                                        Name:
                                        Title: Vice President







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Signature pages for the Banks that are Parties to Amendment No. 1 to the TWE
Credit Agreement have been omitted.





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